Related Party Transactions	9 Months Ended
Sep. 30, 2020
Related Party Transactions [Abstract]
Related Party Transactions

NOTE 10 -– RELATED PARTY TRANSACTIONS

The Company is provided free office space consisting of a conference room by the Company Executive Chairman, Dr. Armen. The Company does not pay any rent for the use of this space. This space is used for quarterly board meetings and our annual shareholder meeting.

On February 13, 2020, the Company issued 50,000 options to purchase common stock to a related party. These options had an exercise price of $1.75 and a term of 48 months. (See Note 7)

On July 18, 2020, the Board of Directors increased the size of the Board from five directors to six directors and appointed Jennifer Buell, Ph.D. as a member of the Board, effective immediately, to fill the vacancy created by such increase and to serve until the next annual meeting of shareholders. Dr. Buell was issued options to purchase 100,000 shares of the Company’s common stock at an exercise price of $1.75 per share. The options vest as follows: monthly over 48 months. In recognition of her upcoming service as a Director of the Company, Dr. Buell was issued 45,000 options that vest monthly over 12 months. In each case the vesting commenced on the date of grant, July 18, 2020. These options had a grant date fair value of $165,426. (See Note 7)

Legal Proceedings

From time to time we may be named in claims arising in the ordinary course of business. Currently, no legal proceedings, government actions, administrative actions, investigations or claims are pending against us or involve us that, in the opinion of our management, could reasonably be expected to have a material adverse effect on our business and financial condition.